EXHIBIT 6.1


                 DIRECTORS AND OFFICERS OF VAN KAMPEN FUNDS INC.
--------------------------- ---------------------------------------------------------
John S. Cooper              Director and President
--------------------------- ---------------------------------------------------------
Steven M. Massoni           Director and President
--------------------------- ---------------------------------------------------------
Lisa Lee Gray               Chief Compliance Officer
--------------------------- ---------------------------------------------------------
Annette J. Lege             Chief Financial Officer
--------------------------- ---------------------------------------------------------
Tara Jones Baker            Vice President, Syndicate and Underwriting
--------------------------- ---------------------------------------------------------
Brian Edward Binder         Vice President
--------------------------- ---------------------------------------------------------
Jonathan Andrew Dominy      Vice President, Business Development
--------------------------- ---------------------------------------------------------
Alan E. Erickson            Vice President, Product Development
--------------------------- ---------------------------------------------------------
Brad D. Feeley              Vice President, Business Development
--------------------------- ---------------------------------------------------------
Lisa Lee Gray               Vice President
--------------------------- ---------------------------------------------------------
Steven M. Heite             Vice President, Operations
--------------------------- ---------------------------------------------------------
Richard Ralph Hoffman       Vice President
--------------------------- ---------------------------------------------------------
Zahedul Hoque               Vice President, Product Development
--------------------------- ---------------------------------------------------------
Timothy M. O'Reilly         Vice President, Portfolio and Inventory Management
--------------------------- ---------------------------------------------------------
Thomas J. Sauerborn         Vice President, Operations
--------------------------- ---------------------------------------------------------
John C. Schorle             Vice President, Research
--------------------------- ---------------------------------------------------------
John F. Tierney             Vice President
--------------------------- ---------------------------------------------------------
Annette J. Lege             Financial and Operations Principal
--------------------------- ---------------------------------------------------------
John M. Zerr                Secretary
--------------------------- ---------------------------------------------------------
John M. Zerr                General Counsel
--------------------------- ---------------------------------------------------------
Annette J. Lege             Treasurer
--------------------------- ---------------------------------------------------------
Peter Davidson              Assistant Secretary
--------------------------- ---------------------------------------------------------
P. Michelle Grace           Assistant Secretary
--------------------------- ---------------------------------------------------------
Elisa Mitchell              Assistant Secretary
--------------------------- ---------------------------------------------------------
Elizabeth Nelson            Assistant Secretary
--------------------------- ---------------------------------------------------------
Teresa Oxford               Assistant Secretary
--------------------------- ---------------------------------------------------------
Stephen R. Rimes            Assistant Secretary
--------------------------- ---------------------------------------------------------
Melanie Ringold             Assistant Secretary
--------------------------- ---------------------------------------------------------
Vilma Valdez                Assistant Secretary
--------------------------- ---------------------------------------------------------
Laurence J. Althoff         Executive Director, Administration/Support
--------------------------- ---------------------------------------------------------
Matthew T. Baker            Executive Director, Business Development
--------------------------- ---------------------------------------------------------
Craig S. Falduto            Executive Director, Research
--------------------------- ---------------------------------------------------------
Brian Christopher Hartigan  Executive Director, Product Development
--------------------------- ---------------------------------------------------------
Michael J. Magee            Executive Director, Portfolio and Inventory Management
--------------------------- ---------------------------------------------------------
John Thaddeaus Moser        Executive Director, Marketing
--------------------------- ---------------------------------------------------------
Lance A. Rejsek             Anti-Money Laundering Compliance Officer
--------------------------- ---------------------------------------------------------
John M. Walsh               Executive Director, Business Development
--------------------------- ---------------------------------------------------------